UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2014

Date of Report (Date of earliest event reported)

Overtech Corp.

 (Exact Name of Registrant as Specified in Charter)

Nevada	333 -191251	None
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Veshnyakovskaya Street, 12-64

Moscow, Russia 111402

(702) 605-4792

(Address of Principal Executive Offices)

+49 (0) 172-727-0993

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Dr. Elmedina Adzemovic has been appointed President, Secretary, Treasurer and Director. Dr. Adzemovic has worked for over ten years as a general practitioner, specializing in old age care and palliative care.

Pavel Rozum resigned as President, Secretary and Treasurer.  Mr. Rozum will continue in his role as director.  Mr. Rozum’s resignation was not due to, and was not caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERTECH CORP. a Nevada corporation

Dated: May 27, 2014	By:	/s/ Elmedina Adzemovic
Chief Executive Officer